LEGG MASON ETF INVESTMENT TRUST

SUPPLEMENT DATED JULY 3, 2017

TO THE STATEMENT OF ADDITIONAL INFORMATION

OF LEGG MASON GLOBAL INFRASTRUCTURE ETF

DATED DECEMBER 29, 2016

The following information replaces the sections titled “Investment Management and Other Services – Portfolio Managers – Other Accounts Managed by the Portfolio Managers” and “Investment Management and Other Services – Portfolio Managers – Portfolio Manager Securities Ownership” in the fund’s Statement of Additional Information:

Portfolio Manager

The following tables set forth certain additional information with respect to the portfolio manager for the fund. Unless noted otherwise, all information is provided as of November 30, 2016.

Other Accounts Managed by the Portfolio Manager

The table below identifies the portfolio manager, the number of accounts (other than the fund) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, other accounts and, if applicable, the number of accounts and total assets in the accounts where fees are based on performance.

	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Charles Hamieh	Registered investment companies	1	4,964,372	0	0
	Other pooled investment vehicles	5	2,440,745,192	3	1,603,903,737
	Other accounts	16	2,388,267,727	1	193,664,091

Portfolio Manager Securities Ownership

The table below identifies ownership of equity securities of the fund by the portfolio manager responsible for the day-to-day management of the fund as of June 30, 2017.

Portfolio Manager	Dollar Range of Ownership of Securities ($)
Charles Hamieh	None

Please retain this supplement for future reference.

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